September 20, 2010

Davidson Multi-Cap Core Fund

A series of Advisors Series Trust

Advisor Class A and Advisor Class C

Supplement to the Summary Prospectus, Prospectus and Statement of
Additional Information (“SAI”) dated October 28, 2009, as amended

Effective October 28, 2010, the Davidson Multi-Cap Core Fund’s name will be changed.  The new name will be the “Davidson Multi-Cap Equity Fund.”  All references in the Prospectuses and SAI to “Davidson Multi-Cap Core Fund” are replaced with “Davidson Multi-Cap Equity Fund.”

•
Accordingly, the first paragraph of each of the “Principal Investment Strategies of the Fund” sections on page 2 of the Summary Prospectus and page 4 of the Prospectus, and the “Principal Investment Strategies” section on page 7 of the Prospectus, is deleted and replaced with the following:

“Under normal market conditions, the Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities across a wide range of market capitalizations and investment styles with attractive fundamental characteristics.  The Fund will invest its assets in both value and growth stocks, as well as dividend-paying and non-dividend-paying stocks.  The Fund will seek to achieve its investment objective primarily through stock selection, with less emphasis on sector weightings.  As a result, the Fund expects to only occasionally make modest sector changes, preferring to differentiate performance by relative movement in individual stocks than in sectors or industries.”

•	In addition, the following operating policy is added to page 15 of the SAI:

“Except as noted below, the Fund may:

3.
Not make any change to the Fund’s investment policy of investing at least 80% of its net assets in investments suggested by the Fund’s name without first providing the Fund’s shareholders with at least 60 days’ prior notice.”

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Please retain this Supplement with the Summary Prospectus, Prospectus and SAI.